EXHIBIT 10.4

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 30th day of January, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2013 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1A annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”), as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.     Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.     Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

3.     PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.     Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a)     Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)     Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)     There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d)     Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)     Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)     No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.     Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a)     Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)     Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)     No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.     Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a)     Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)     Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.     PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)     Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)     PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)     PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)     No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.     Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

 In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

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Recognition of Assignee

9.     From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.   (a)     Controlling Holder Rights.     PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase; Substitution

 (b)     If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.   The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

  (a)     Definitions.

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  (i)     The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

   Arbitration:     Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

   Business Day:     Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

   Repurchase Price:     With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)     The following sentence shall be added as the new third sentence of Subsection 7.03(a) of the Purchase Agreement:

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

 (c)     The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.   All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)    In the case of PrimeLending,

 PrimeLending, a PlainsCapital Company

 18111 Preston Road, Suite 900

 Dallas, Texas 75252

 Attention: Mr. Scott Eggen, SVP

 Phone: 972-248-7866

 with a copy to the

 General Counsel at the same address

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(b)   In the case of Assignee,

 Christiana Trust, a division of Wilmington Savings Fund Society, FSB

 500 Delaware Avenue, 11th Floor

 Wilmington, Delaware, 19801

 Attention: Corporate Trust - Sequoia Mortgage Trust 2013-2

(c)  In the case of Depositor,

 Sequoia Residential Funding, Inc.

 One Belvedere Place, Suite 360

 Mill Valley, California 94941

 Attention: William Moliski

 with a copy to

 General Counsel at the same address

(d)   In the case of Assignor,

 Redwood Residential Acquisition Corporation

 One Belvedere Place, Suite 360

 Mill Valley, California 94941

 Attention: William Moliski

 with a copy to

 General Counsel at the same address

(e)    In the case of Master Servicer,

Wells Fargo Bank, N.A.

 9062 Old Annapolis Road

Columbia, Maryland 21045)

 Telephone number: (410) 884-2000

 Facsimile number: (410) 715-2380

Attention: Client Manager -- Sequoia Mortgage Trust 2013-2

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(f)    In the case of the initial Controlling Holder,

 Sequoia Mortgage Funding Corporation

 One Belvedere Place, Suite 360

 Mill Valley, California 94941

 Attention: William Moliski

 with a copy to

 General Counsel at the same address

13.   This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.   No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.   This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.   This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.   This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.   The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

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19.   It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.   Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

 PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39116400, Sequoia Mortgage Trust 2013-2 Distribution Account

21.   PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.   Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-2” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name	John Isbrandtsen
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Jeffrey R. Everhart
Name:	Jeffrey R. Everhart
Title:	AVP

PRIMELENDING, A PLAINSCAPITAL COMPANY

By:	/s/ Scott Eggen
Name:	Scott Eggen
Title:	EVP Capital Markets

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – PrimeLending (SEMT 2013-2)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			1000536		21271100003	1	1	0	9
2	1000383	0.002500			1000536		21231100073	1	1	0	7
3	1000383	0.002500			1000536		21381100627	1	1	0	7
4	1000383	0.002500			1000536		2154601635	1	1	0	9
5	1000383	0.002500			1000536		23191100030	1	1	0	9
6	1000383	0.002500			1000536		10281100626	1	1	0	3
7	1000383	0.002500			1000536		20631102717	1	1	0	9
8	1000383	0.002500			1000536		21271100076	1	1	0	7
9	1000383	0.002500			1000536		6017600523	1	1	0	6
10	1000383	0.002500			1000536		20011101427	1	1	0	9
11	1000383	0.002500			1000536		20511100070	1	1	0	7
12	1000383	0.002500			1000536		37261100245	1	1	0	9
13	1000383	0.002500			1000536		20171101012	1	1	0	9
14	1000383	0.002500			1000536		20961100082	1	1	0	9
15	1000383	0.002500			1000536		37471100005	1	1	0	9
16	1000383	0.002500			1000536		23191100075	1	1	0	7
17	1000383	0.002500			1000536		2256601110	1	1	0	3
18	1000383	0.002500			1000536		21531100349	1	1	0	7
19	1000383	0.002500			1000536		37221100650	1	1	0	9
20	1000383	0.002500			1000536		20361100408	1	1	0	9
21	1000383	0.002500			1000536		20361100441	1	1	0	9
22	1000383	0.002500			1000536		37361100048	1	1	0	9
23	1000383	0.002500			1000536		22561100111	1	1	0	7
24	1000383	0.002500			1000536		37471100016	1	1	0	7
25	1000383	0.002500			1000536		37221100551	1	1	0	9
26	1000383	0.002500			1000536		23331100049	1	1	0	9
27	1000383	0.002500			1000536		2256601127	1	1	0	9
28	1000383	0.002500			1000536		21981100954	1	1	0	9
29	1000383	0.002500			1000536		36351100289	1	1	0	7
30	1000383	0.002500			1000536		20981100219	1	1	0	7
31	1000383	0.002500			1000536		37181100043	1	1	0	7
32	1000383	0.002500			1000536		37381100459	1	1	0	9
33	1000383	0.002500			1000536		21231100103	1	1	0	9
34	1000383	0.002500			1000536		37261100657	1	1	0	9
35	1000383	0.002500			1000536		30921100409	1	1	0	9
36	1000383	0.002500			1000536		2071604633	1	1	0	3
37	1000383	0.002500			1000536		10281100685	1	1	0	9
38	1000383	0.002500			1000536		6016601076	1	1	0	7
39	1000383	0.002500			1000536		37361100022	1	1	0	9
40	1000383	0.002500			1000536		20731100962	1	1	0	9
41	1000383	0.002500			1000536		20631102852	1	1	0	7
42	1000383	0.002500			1000536		30061100472	1	1	0	7
43	1000383	0.002500			1000536		20011100634	1	1	0	7
44	1000383	0.002500			1000536		37321100172	1	1	0	9
45	1000383	0.002500			1000536		22441100277	1	1	0	9
46	1000383	0.002500			1000536		6018110050	1	1	0	7
47	1000383	0.002500			1000536		30521100867	1	1	0	9
48	1000383	0.002500			1000536		22051101205	1	1	0	9
49	1000383	0.002500			1000536		21351100766	1	1	0	7
50	1000383	0.002500			1000536		37361100068	1	1	0	6

	12	13	14	15	16	17	18	19	20
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1						1	4	0
2						1	4	0
3						5	4	0
4						1	0	0
5						1	4	0
6						1	4	0
7						1	0	0
8						1	4	0
9						1	0	0
10						1	0	0
11						1	0	0
12						1	0	0
13						1	0	0
14						1	0	0
15						1	4	0
16						1	4	0
17						1	0	0
18						1	0	0
19						1	0	0
20						1	4	0
21						1	4	0
22						1	4	0
23						1	4	0
24						1	4	0
25						1	4	0
26						1	0	0
27						1	1	0
28						1	0	0
29						1	4	0
30						1	4	0
31						1	0	0
32						1	4	0
33						1	4	0
34						5	0	0
35						1	0	0
36						1	0	0
37						1	4	0
38						1	0	0
39						1	4	0
40						1	4	0
41						1	4	0
42						1	0	0
43						1	4	0
44						1	0	0
45						1	4	0
46						1	0	0
47						1	0	0
48						1	0	0
49						1	0	0
50						1	0	0

	21	22	23	24	25	26	27	28	29
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity
1			0.00		20120905	782000.00	0.040000	360	360
2			0.00		20120928	756000.00	0.038750	360	360
3			0.00		20121207	548000.00	0.036250	360	360
4			0.00		20120924	1200000.00	0.042500	360	360
5			0.00		20121109	1000000.00	0.037500	360	360
6			0.00		20121029	750000.00	0.038750	360	360
7			0.00		20121102	778500.00	0.040000	360	360
8			0.00		20121114	461250.00	0.042500	360	360
9			0.00		20121108	629300.00	0.040000	360	360
10			0.00		20121013	716100.00	0.038750	360	360
11			0.00		20121114	840000.00	0.040000	360	360
12			0.00		20121009	997000.00	0.037500	360	360
13			0.00		20121101	543750.00	0.038750	360	360
14			0.00		20121011	608000.00	0.038750	360	360
15			0.00		20121102	683150.00	0.041250	360	360
16			0.00		20121011	467200.00	0.037500	360	360
17			0.00		20121109	700000.00	0.038750	360	360
18			0.00		20121107	688000.00	0.038750	360	360
19			0.00		20121113	612000.00	0.038750	360	360
20			0.00		20121108	590000.00	0.037500	360	360
21			0.00		20121113	469300.00	0.038750	360	360
22			0.00		20121109	956600.00	0.040000	360	360
23			0.00		20121120	465000.00	0.037500	360	360
24			0.00		20121106	620250.00	0.038750	360	360
25			0.00		20121101	1000000.00	0.038750	360	360
26			0.00		20121115	497000.00	0.038750	360	360
27			0.00		20121120	824500.00	0.037500	360	360
28			0.00		20121113	512000.00	0.038750	360	360
29			0.00		20121130	680000.00	0.033750	360	360
30			0.00		20121119	571850.00	0.038750	360	360
31			0.00		20121126	726800.00	0.041250	360	360
32			0.00		20121119	636600.00	0.038750	360	360
33			0.00		20121121	657000.00	0.033750	360	360
34			0.00		20121121	600000.00	0.036250	360	360
35			0.00		20121204	657900.00	0.038750	360	360
36			0.00		20121116	601200.00	0.037500	360	360
37			0.00		20121019	1000000.00	0.038750	360	360
38			0.00		20121026	575000.00	0.036250	360	360
39			0.00		20121026	1432500.00	0.041250	360	360
40			0.00		20121126	620000.00	0.037500	360	360
41			0.00		20121115	521500.00	0.035000	360	360
42			0.00		20121109	506400.00	0.037500	360	360
43			0.00		20121115	504400.00	0.037500	360	360
44			0.00		20121120	818800.00	0.040000	360	360
45			0.00		20121126	556000.00	0.040000	360	360
46			0.00		20121126	540850.00	0.038750	360	360
47			0.00		20121126	910000.00	0.037500	360	360
48			0.00		20121126	944000.00	0.040000	360	360
49			0.00		20121206	1020000.00	0.038750	360	360
50			0.00		20121126	591200.00	0.037500	360	360

	30	31	32	33	34	35	36	37	38
	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date
1	20121101	1	0	0		778608.55	0.040000	3733.39	20121201
2	20121101	1	0	0		752647.98	0.038750	3554.99	20121201
3	20130201	1	0	0		548000.00	0.036250	2499.16	20121201
4	20121101	1	0	0		1195022.57	0.042500	5903.28	20121201
5	20130101	1	0	0		998493.84	0.037500	4631.16	20121201
6	20121201	1	0	0		747786.63	0.038750	3526.78	20121201
7	20130101	1	0	0		777378.32	0.040000	3716.68	20121201
8	20130101	1	0	0		460614.52	0.042500	2269.07	20121201
9	20130101	1	0	0		628393.30	0.040000	3004.37	20121201
10	20121201	1	0	0		713986.67	0.038750	3367.37	20121201
11	20130101	1	0	0		838789.71	0.040000	4010.29	20121201
12	20121201	1	0	0		993992.04	0.037500	4617.26	20121201
13	20130101	1	0	0		542948.95	0.038750	2556.91	20121201
14	20121201	1	0	0		606205.69	0.038750	2859.04	20121201
15	20130101	1	0	0		682187.45	0.041250	3310.88	20121201
16	20121201	1	0	0		465790.44	0.037500	2163.68	20121201
17	20130101	1	0	0		698968.76	0.038750	3291.66	20121201
18	20130101	1	0	0		686986.44	0.038750	3235.23	20121201
19	20130101	1	0	0		611098.40	0.038750	2877.85	20121201
20	20130101	1	0	0		589111.37	0.037500	2732.38	20121201
21	20130101	1	0	0		468608.63	0.038750	2206.82	20121201
22	20130101	1	0	0		955396.45	0.040000	4566.95	20121201
23	20130101	1	0	0		464299.64	0.037500	2153.49	20121201
24	20130101	1	0	0		619336.24	0.038750	2916.65	20121201
25	20130101	1	0	0		998526.80	0.038750	4702.37	20121201
26	20130101	1	0	0		496267.82	0.038750	2337.08	20121201
27	20130101	1	0	0		823258.17	0.037500	3818.39	20121201
28	20130101	1	0	0		511245.72	0.038750	2407.61	20121201
29	20130101	1	0	0		678906.25	0.033750	3006.25	20121201
30	20130101	1	0	0		571007.55	0.038750	2689.05	20121201
31	20130101	1	0	0		725775.95	0.041250	3522.43	20121201
32	20130101	1	0	0		635662.16	0.038750	2993.53	20121201
33	20130101	1	0	0		655943.24	0.033750	2904.57	20121201
34	20130101	1	0	0		599076.19	0.036250	2736.31	20121201
35	20130201	1	0	0		657900.00	0.038750	3093.69	20121201
36	20130101	1	0	0		600294.50	0.037500	2784.25	20121201
37	20121201	1	0	0		997048.84	0.038750	4702.37	20121201
38	20121201	1	0	0		573226.70	0.036250	2622.29	20121201
39	20121201	1	0	0		1428456.28	0.041250	6942.61	20121201
40	20130101	1	0	0		619066.18	0.037500	2871.32	20121201
41	20130101	1	0	0		520679.27	0.035000	2341.77	20121201
42	20130101	1	0	0		505637.28	0.037500	2345.22	20121201
43	20130101	1	0	0		503640.29	0.037500	2335.96	20121201
44	20130101	1	0	0		817620.25	0.040000	3909.08	20121201
45	20130101	1	0	0		555198.90	0.040000	2654.43	20121201
46	20130101	1	0	0		540053.21	0.038750	2543.28	20121201
47	20130101	1	0	0		908629.40	0.037500	4214.35	20121201
48	20130101	1	0	0		942639.87	0.040000	4506.80	20121201
49	20130201	1	0	0		1020000.00	0.038750	4796.42	20121201
50	20130101	1	0	0		590309.56	0.037500	2737.94	20121201

	39	40	41	42	43	44	45	46	47	48	49
	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)
1	0	0
2	0	0
3	0	0
4	0	0
5	0	0
6	0	0
7	0	0
8	0	0
9	0	0
10	0	0
11	0	0
12	0	0
13	0	0
14	0	0
15	0	0
16	0	0
17	0	0
18	0	0
19	0	0
20	0	0
21	0	0
22	0	0
23	0	0
24	0	0
25	0	0
26	0	0
27	0	0
28	0	0
29	0	0
30	0	0
31	0	0
32	0	0
33	0	0
34	0	0
35	0	0
36	0	0
37	0	0
38	0	0
39	0	0
40	0	0
41	0	0
42	0	0
43	0	0
44	0	0
45	0	0
46	0	0
47	0	0
48	0	0
49	0	0
50	0	0

	50	51	52	53	54	55	56	57	58	59	60
	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50

	61	62	63	64	65	66	67	68	69
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term
1								0
2								0
3								0
4								0
5								0
6								0
7								0
8								0
9								0
10								0
11								0
12								0
13								0
14								0
15								0
16								0
17								0
18								0
19								0
20								0
21								0
22								0
23								0
24								0
25								0
26								0
27								0
28								0
29								0
30								0
31								0
32								0
33								0
34								0
35								0
36								0
37								0
38								0
39								0
40								0
41								0
42								0
43								0
44								0
45								0
46								0
47								0
48								0
49								0
50								0

	70	71	72	73	74	75	76	77	78	79
	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date
1	205	2		1		19	19	0	1
2	254	1		0		3	0.5	0	1
3	489	2		0		6.5		0	1
4	623	1		0		10	11	1	1
5	154	2		0		0.25	6	8	1
6	423	2		1		15.5		3.25	1
7	444	1		0		8.25		1	1
8	259	2		0		7.5	25	0	1
9	419	1		0		5		0	1
10	561	1		0		5.75		1.75	1
11	420	1		0		5		0	1
12	296	1		0		2	0	0.25	1
13	460	1		0		4.5		2.25	1
14	335	1		0		5		2	1
15	512	1		0		9.75		1	1
16	264	3		0		3.5	18	0	1
17	411	1		0		5.75		8	1
18	386	1		0		13		0	1
19	1	1		0		9.75	5	5	1
20	204	1		0		0		8	1
21	353	2		0		15		3	1
22	323	1		0		27		4	1
23	632	2		0		8		0	1
24	309	1		0		10		0	1
25	394	1		1		9.25		5.75	1
26	167	1		0		1.5	0	2	1
27	410	1		1		5		1.5	1
28	286	1		0		18		1.25	1
29	588	3		0		34	25	0	1
30	719	2		1		18		0	1
31	630	2		1		7	7	0	1
32	462	1		0		4.25		5.75	1
33	257	1		0		13		2	1
34	439	1		0		10		1.25	1
35	327	1		0		22		6	1
36	413	2		0		24	19	8	1
37	421	1		1		3.75		4	1
38	348	1		0		6	5	0	1
39	437	1		1		11		4.5	1
40	180	2		0		2.75	21	2.25	1
41	456	2		0		2		0	1
42	412	2		0		5		0	1
43	454	1		0		3.5		0	1
44	314	1		0		0.25		5.25	1
45	278	2		1		13.25		6.5	1
46	756	2		0		17		0	1
47	294	2		0		0	22	0	1
48	404	1		0		16	18	5	1
49	402	3		1		8		0	1
50	414	1		0		4		0	1

	80	81	82	83	84	85	86	87	88	89
	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method
1							791
2							726
3							770
4							768
5							762
6							777
7							769
8							775
9							783
10							726
11							770
12							776
13							785
14							798
15							803
16							782
17							760
18							772
19							788
20							768
21							767
22							722
23							805
24							771
25							735
26							749
27							732
28							802
29							790
30							800
31							778
32							732
33							763
34							786
35							747
36							751
37							726
38							792
39							780
40							768
41							738
42							789
43							790
44							766
45							753
46							748
47							724
48							767
49							745
50							765

	90	91	92	93	94	95	96	97	98
	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History
1									000000000000
2									000000000000
3									000000000000
4									000000000000
5									000000000000
6									000000000000
7									000000000000
8									000000000000
9									000000000000
10									000000000000
11									000000000000
12									000000000000
13									000000000000
14									000000000000
15									000000000000
16									000000000000
17									000000000000
18									000000000000
19									000000000000
20									000000000000
21									000000000000
22									000000000000
23									000000000000
24									000000000000
25									000000000000
26									000000000000
27									000000000000
28									000000000000
29									000000000000
30									000000000000
31									000000000000
32									000000000000
33									000000000000
34									000000000000
35									000000000000
36									000000000000
37									000000000000
38									000000000000
39									000000000000
40									000000000000
41									000000000000
42									000000000000
43									000000000000
44									000000000000
45									000000000000
46									000000000000
47									000000000000
48									000000000000
49									000000000000
50									000000000000

	99	100	101	102	103	104	105	106	107
	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator
1			63425.00	0.00	0.00	0.00	63425.00	63425.00	1
2			9916.67	6435.10	0.00	0.00	16351.77	16351.77	1
3			8825.40	0.00	5306.17	0.00	8825.40	14131.57	1
4			5833.34	10000.00	11772.33	0.00	15833.34	27605.67	1
5			17500.00	0.00	0.00	0.00	17500.00	17500.00	1
6			0.00		19423.80		0.00	19423.80	1
7			16666.66		0.00		16666.66	16666.66	1
8			5001.58	5036.38	5028.84	0.00	10037.96	15066.80	1
9			13032.94		0.00		13032.94	13032.94	1
10			14914.84		0.00		14914.84	14914.84	1
11			33074.99	0.00	0.00	0.00	33074.99	33074.99	1
12			5416.66	11250.00	0.00	0.00	16666.66	16666.66	1
13			18291.00	0.00	0.00	0.00	18291.00	18291.00	1
14			8032.60		13486.63		8032.60	21519.23	1
15			13375.75		0.00		13375.75	13375.75	1
16			14997.32	7274.80	7293.97	2976.66	22272.12	32542.75	1
17			28154.83		5566.87		28154.83	33721.70	1
18			12402.16		8125.00		12402.16	20527.16	1
19			10114.19	16503.17	0.00	0.00	26617.36	26617.36	1
20			0.00	1655.00	7232.25	0.00	1655.00	8887.25	1
21			10112.92	0.00	0.00	0.00	10112.92	10112.92	1
22			32400.00	0.00	0.00	0.00	32400.00	32400.00	1
23			27565.96	0.00	0.00	0.00	27565.96	27565.96	1
24			11423.57		0.00		11423.57	11423.57	1
25			22503.00		0.00		22503.00	22503.00	1
26			14875.00	0.00	0.00	0.00	14875.00	14875.00	1
27			36123.66	0.00	0.00	0.00	36123.66	36123.66	1
28			15112.75		0.00		15112.75	15112.75	1
29			3920.06	1206.00	0.00	0.00	5126.06	5126.06	1
30			42678.83		0.00		42678.83	42678.83	1
31			3250.00	3250.00	12083.22	0.00	6500.00	18583.22	1
32			18450.49	0.00	0.00	0.00	18450.49	18450.49	1
33			14884.78		0.00		14884.78	14884.78	1
34			16614.66		0.00		16614.66	16614.66	0
35			12051.00	0.00	19744.71	0.00	12051.00	31795.71	1
36			7386.44	7231.32	0.00	0.00	14617.76	14617.76	1
37			83028.75		16776.33		83028.75	99805.08	1
38			11357.98	8235.07	0.00	0.00	19593.05	19593.05	1
39			0.00	0.00	21324.80	0.00	0.00	21324.80	1
40			7772.24	8547.78	0.00	0.00	16320.02	16320.02	1
41			38048.87		0.00		38048.87	38048.87	1
42			12515.98	0.00	5157.58	0.00	12515.98	17673.56	1
43			9870.84		0.00		9870.84	9870.84	1
44			20000.00		0.00		20000.00	20000.00	1
45			28012.54	0.00	0.00	0.00	28012.54	28012.54	1
46			15899.50	0.00	2415.83	0.00	15899.50	18315.33	1
47			0.00	20677.83	0.00	0.00	20677.83	20677.83	1
48			10619.44	4345.16	0.00	0.00	14964.60	14964.60	1
49			40268.36	0.00	0.00	0.00	40268.36	40268.36	1
50			17833.34		0.00		17833.34	17833.34	1

	108	109	110	111	112	113	114	115	116
	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI
1	5		3		4		210334.04	7956.16	0.125442
2	5		3		4		122986.48	4884.62	0.298721
3	5		3		4		73648.94	5097.58	0.360723
4	5		3		4		126547.60	8796.74	0.318657
5	5		3		4		1185080.08	7447.53	0.425573
6	5		3		4		227494.54	8734.40	0.449675
7	5		3		4		415188.58	5254.26	0.315256
8	5		3		4		146767.07	5878.37	0.390154
9	5		3		4		138909.10	3724.89	0.285806
10	5		3		4		33866.17	4861.16	0.325928
11	5		3		4		675657.53	9987.19	0.301956
12	5		3		4		459357.92	5616.30	0.336978
13	5		3		4		988547.85	4819.61	0.263496
14	5		3		4		67983.12	3913.79	0.181874
15	5		3		4		69061.43	4425.21	0.330838
16	5		3		4		182281.51	6099.42	0.187428
17	5		3		4		135390.17	6678.45	0.198046
18	5		3		4		36677.24	6681.43	0.325492
19	5		3		4		710149.69	7086.39	0.266232
20	5		3		4		131088.00	3609.96	0.406195
21	5		3		4		144690.45	4172.95	0.412636
22	5		3		4		393895.17	9097.37	0.280783
23	5		3		4		120500.29	6000.56	0.217680
24	5		3		4		279435.05	4081.31	0.357271
25	5		3		4		354936.67	8171.87	0.363146
26	5		3		4		181380.25	4603.20	0.309459
27	5		3		4		73069.62	7330.50	0.202928
28	5		3		4		37498.31	5017.07	0.331976
29	5		3		4		178086.09	2558.68	0.499151
30	5		3		4		102050.72	6699.25	0.156969
31	5		3		4		292099.77	8475.68	0.456093
32	5		3		4		47678.56	7366.43	0.399254
33	5		3		4		159089.05	5258.24	0.353263
34	5		3		4		154173.47	4990.48	0.300366
35	5		3		4		506979.30	6137.78	0.193038
36	5		3		4		47018.83	6885.08	0.471008
37	5		3		4		176606.11	8755.40	0.087725
38	5		3		4		67010.68	3849.21	0.196458
39	5		3		4		6401819.37	9884.94	0.463542
40	5		3		4		62111.33	6339.74	0.388464
41	5		3		4		102402.66	4740.51	0.124590
42	5		3		4		350859.37	5777.10	0.326878
43	5		3		4		97224.18	3975.62	0.402764
44	5		3		4		48868.15	6275.50	0.313775
45	5		3		4		137845.60	5626.77	0.200866
46	5		3		4		148312.71	7990.17	0.436256
47	5		3		4		53270.06	7759.60	0.375262
48	5		3		4		195535.77	5741.63	0.383681
49	5		3		4		320834.47	16626.69	0.412897
50	5		3		4		128247.09	3926.42	0.220173

	117	118	119	120	121	122	123	124	125
	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price
1				REHOBOTH BEACH	DE	19971	1	2
2				BETHESDA	MD	20816	1	1	945000.00
3			100.000000	OVERLAND PARK	KS	66221	7	1	685000.00
4				MANHATTAN BEACH	CA	90266	1	1
5				WILMINGTON	DE	19806	1	1
6				LUBBOCK	TX	79424	1	1
7				DALLAS	TX	75238	1	1
8			100.000000	REHOBOTH BEACH	DE	19971	4	2	615000.00
9			100.000000	DALLAS	TX	75039	7	1	786631.00
10				PACIFIC PALISADES	CA	90272	1	1
11			100.000000	WILMINGTON	NC	28411	7	2	1200000.00
12				ATLANTA	GA	30342	1	1
13				SAN ANTONIO	TX	78209	1	1
14				DANIEL ISLAND	SC	29492	7	1
15				MERCER ISLAND	WA	98040	1	1
16			100.000000	WILMINGTON	DE	19807	7	1	584000.00
17				HAUGHTON	LA	71037	1	1
18			100.000000	SAN DIEGO	CA	92131	7	1	860000.00
19				FORT WORTH	TX	76107	7	1
20				FOUNTAIN HILLS	AZ	85268	7	1
21				SCOTTSDALE	AZ	85259	1	1
22				DALLAS	TX	75218	1	1
23			100.000000	BATON ROUGE	LA	70810	7	1	620000.00
24			100.000000	SEATTLE	WA	98102	3	1	827000.00
25				AUSTIN	TX	78703	1	1
26				LONG GROVE	IL	60047	7	1
27				BATON ROUGE	LA	70809	1	1
28				KATY	TX	77494	7	1
29			100.000000	ENCINITAS	CA	92024	7	1	980000.00
30			100.000000	SWAN VALLEY	ID	83449	1	2	762500.00
31			100.000000	WOODINVILLE	WA	98077	7	1	908500.00
32				KINGWOOD	TX	77345	7	1
33				BOONSBORO	MD	21713	7	1
34				DALLAS	TX	75214	1	1
35				FRISCO	TX	75034	7	1
36				DALLAS	TX	75205	1	1
37				LUBBOCK	TX	79424	1	1
38			100.000000	MISSOURI CITY	TX	77459	7	1	718831.00
39				Charlotte	NC	28211	1	1
40				GREENWICH	CT	06830	1	1
41			100.000000	MERCER ISLAND	WA	98040	1	1	745000.00
42			100.000000	PLANO	TX	75093	7	1	633000.00
43			100.000000	Dallas	TX	75209	1	1	630500.00
44				HOUSTON	TX	77005	7	1
45				CRAMERTON	NC	28032	7	1
46			100.000000	Sugarland	TX	77479	7	1	676119.00
47				Austin	TX	78731	1	1
48				KINGSTON	TN	37763	7	1
49			100.000000	GALLATIN	TN	37066	1	1	1360000.00
50			100.000000	Houston	TX	77005	1	1	739000.00

	126	127	128	129	130	131	132	133	134
	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name
1	1300000.00	3	20120723
2	1010000.00	3	20120831
3	690000.00	3	20121127
4	2016000.00	3	20120716
5	1523000.00	3	20120703
6	1375000.00	3	20120925
7	1100000.00	3	20120919
8	618000.00	3	20120919
9	790000.00	3	20121015
10	1200000.00	3	20120920
11	1285000.00	3	20120921
12	1560000.00	3	20120913
13	725000.00	3	20120926
14	900000.00	3	20120813
15	950000.00	3	20120915
16	585000.00	3	20120924
17	1100000.00	3	20121002
18	874000.00	3	20121010
19	920000.00	3	20121012
20	1145000.00	3	20121009
21	820000.00	3	20121010
22	1200000.00	3	20121011
23	650000.00	3	20121016
24	840000.00	3	20121012
25	1725000.00	3	20120830
26	670000.00	3	20121025
27	1071000.00	3	20121018
28	665000.00	3	20121031
29	980000.00	3	20121116
30	775000.00	3	20121027
31	910000.00	3	20121026
32	855000.00	3	20121023
33	858000.00	3	20121023
34	870000.00	3	20121102
35	1080000.00	3	20121119
36	1065000.00	3	20121025
37	1900000.00	3	20120831
38	750000.00	3	20121008
39	1910000.00	3	20120730
40	1000000.00	3	20121016
41	745000.00	3	20121011
42	670000.00	3	20121018
43	665000.00	3	20121022
44	1200000.00	3	20121031
45	695000.00	3	20121012
46	680000.00	3	20121105
47	1300000.00	3	20121024
48	1200000.00	3	20120831
49	1400000.00	3	20121105
50	750000.00	3	20121113

	135	136	137	138	139	140	141	142	143	144	145
	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)
1		0.601500	0.601500	0	0	0
2		0.800000	0.800000	0	0	0
3		0.800000	0.800000	0	0	0
4		0.595200	0.595200	0	0	0
5		0.656500	0.656500	0	0	0
6		0.545400	0.545400	0	0	0
7		0.707700	0.707700	0	0	0
8		0.750000	0.750000	0	0	0
9		0.799900	0.799900	0	0	0
10		0.596700	0.596700	0	0	0
11		0.700000	0.700000	0	0	0
12		0.639100	0.639100	0	0	0
13		0.750000	0.750000	0	0	0
14		0.675500	0.675500	0	0	0
15		0.719100	0.719100	0	0	0
16		0.800000	0.800000	0	0	0
17		0.636300	0.636300	0	0	0
18		0.800000	0.800000	0	0	0
19		0.665200	0.665200	0	0	0
20		0.515200	0.515200	0	0	0
21		0.572300	0.572300	0	0	0
22		0.797100	0.797100	0	0	0
23		0.750000	0.750000	0	0	0
24		0.750000	0.750000	0	0	0
25		0.579700	0.579700	0	0	0
26		0.741700	0.741700	0	0	0
27		0.769800	0.769800	0	0	0
28		0.769900	0.769900	0	0	0
29		0.693800	0.693800	0	0	0
30		0.749900	0.749900	0	0	0
31		0.800000	0.800000	0	0	0
32		0.744500	0.744500	0	0	0
33		0.765700	0.765700	0	0	0
34		0.689600	0.689600	0	0	0
35		0.609100	0.609100	0	0	0
36		0.564500	0.564500	0	0	0
37		0.526300	0.526300	0	0	0
38		0.799900	0.799900	0	0	0
39		0.750000	0.750000	0	0	0
40		0.620000	0.620000	0	0	0
41		0.700000	0.700000	0	0	0
42		0.800000	0.800000	0	0	0
43		0.800000	0.800000	0	0	0
44		0.682300	0.682300	0	0	0
45		0.800000	0.800000	0	0	0
46		0.799900	0.799900	0	0	0
47		0.700000	0.700000	0	0	0
48		0.786600	0.786600	0	0	0
49		0.750000	0.750000	0	0	0
50		0.800000	0.800000	0	0	0

	146	147	148	149	150	151	152	153	154	155
	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50

	156	157	158	159	160	161	162	163
	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date
1					19	19		20421001
2					7	0.5		20421001
3					7		0	20430101
4					10	11	0	20421001
5					1	6	0	20421201
6					15.5		0	20421101
7					11		0	20421201
8					9	25	0	20421201
9					10		0	20421201
10					5.75		0	20421101
11					20		0	20421201
12					9	13	0	20421101
13					10		0	20421201
14					9		0	20421101
15					10		0	20421201
16					20	20	0	20421101
17					25		0	20421201
18					14		0	20421201
19					41	5	0	20421201
20					0		0	20421201
21					20		0	20421201
22					27		0	20421201
23					10		0.00	20421201
24					25		0	20421201
25					10		0	20421201
26					25	0	0	20421201
27					5		0	20421201
28					18		0	20421201
29					34	25	0	20421201
30					25		0	20421201
31					7	7	0	20421201
32					17		0	20421201
33					22		0	20421201
34					11		0	20421201
35					28		0	20430101
36					24	19	0	20421201
37					3.75		0	20421101
38					8	8	0	20421101
39					11		0	20421101
40					12	21	0	20421201
41					2		0	20421201
42					22		0	20421201
43					6		0	20421201
44					16		0	20421201
45					15		0	20421201
46					17		0	20421201
47					0	22	0	20421201
48					16	18	0	20421201
49					8		0	20430101
50					5		0	20421201

	164	165	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	63425	0	0	0	0	0	Full	Two Years	Two Months
2	9916.67	0	0	6435.1	0	0	Full	Two Years	Two Months
3	8825.4	0	5306.17	0	0	0	Full	Two Years	Two Months
4	5833.34	0	0	10000	0	0	Full	Two Years	Two Months
5	17500	0	0	0	0	0	Full	Two Years	Two Months
6	0	0	0	0	0	0	Full	Two Years	Two Months
7	16666.66	0	0	0	0	0	Full	Two Years	Two Months
8	5001.58	0	5028.84	5036.38	0	0	Full	Two Years	Two Months
9	13032.94	0	0	0	0	0	Full	Two Years	Two Months
10	14914.84	0	0	0	0	0	Full	Two Years	Two Months
11	33074.99	0	0	0	0	0	Full	Two Years	Two Months
12	5416.66	0	0	11250	0	0	Full	Two Years	Two Months
13	18291	0	0	0	0	0	Full	Two Years	Two Months
14	8032.6	0	13486.63	0	0	0	Full	Two Years	Two Months
15	13375.75	0	0	0	0	0	Full	Two Years	Two Months
16	14997.32	7293.97	0	7274.8	0	0	Full	Two Years	Two Months
17	28154.83	0	5566.87	0	0	0	Full	Two Years	Two Months
18	12402.16	8125	0	0	0	0	Full	Two Years	Two Months
19	10114.19	0	0	16503.17	0	0	Full	Two Years	Two Months
20	0	0	0	1655	0	0	Full	Two Years	Two Months
21	10112.92	0	0	0	0	0	Full	Two Years	Two Months
22	32400	0	0	0	0	0	Full	Two Years	Two Months
23	27565.96	0	0	0	0	0	Full	Two Years	Two Months
24	11423.57	0	0	0	0	0	Full	Two Years	Two Months
25	22503	0	0	0	0	0	Full	Two Years	Two Months
26	14875	0	0	0	0	0	Full	Two Years	Two Months
27	36123.66	0	0	0	0	0	Full	Two Years	Two Months
28	15112.75	0	0	0	0	0	Full	Two Years	Two Months
29	3920.06	0	0	1206	0	0	Full	Two Years	Two Months
30	42678.83	0	0	0	0	0	Full	Two Years	Two Months
31	3250	0	12083.22	3250	0	0	Full	Two Years	Two Months
32	18450.49	0	0	0	0	0	Full	Two Years	Two Months
33	14884.78	0	0	0	0	0	Full	Two Years	Two Months
34	16614.66	0	0	0	0	0	Full	Two Years	Two Months
35	12051	0	19744.71	0	0	0	Full	Two Years	Two Months
36	7386.44	0	0	7231.32	0	0	Full	Two Years	Two Months
37	83028.75	0	0	0	0	0	Full	Two Years	Two Months
38	11357.98	0	0	8235.07	0	0	Full	Two Years	Two Months
39	0	0	0	0	0	0	Full	Two Years	Two Months
40	7772.24	0	0	8547.78	0	0	Full	Two Years	Two Months
41	38048.87	0	0	0	0	0	Full	Two Years	Two Months
42	12515.98	5157.58	0	0	0	0	Full	Two Years	Two Months
43	9870.84	0	0	0	0	0	Full	Two Years	Two Months
44	20000	0	0	0	0	0	Full	Two Years	Two Months
45	28012.54	0	0	0	0	0	Full	Two Years	Two Months
46	15899.5	2415.83	0	0	0	0	Full	Two Years	Two Months
47	0	0	0	20677.83	0	0	Full	Two Years	Two Months
48	10619.44	0	0	4345.16	0	0	Full	Two Years	Two Months
49	40268.36	0	0	0	0	0	Full	Two Years	Two Months
50	17833.34	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

 Refer to Exhibit 10.7 to Form 8-K filed by the

Issuing Entity on January 29, 2013